                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

/s/ Russell E. Christiansen
-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

                                              /s/ Stanley J. Bright
-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY


-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

/s/ John W. Aalfs
-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY


-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

                                              /s/ Robert A. Burnett
-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

/s/ Ross D. Christensen
-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

                                              /s/ John W. Colloton
-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

/s/ Frank S. Cottrell
-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

                                              /s/ Jack W. Eugster
-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

/s/ Mel Foster, Jr.
-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

                                              /s/ Nolden Gentry
-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

/s/ James M. Hoak, Jr.
-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

/s/ Mel Foster, Jr.
-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

                                              /s/ Nolden Gentry
-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

/s/ James M. Hoak, Jr.
-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

                                              /s/ Richard L. Lawson
-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

/s/ Robert L. Peterson
-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

                                              /s/ Nancy L. Seifert
-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

/s/ W. Scott Tinsman
-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    Each of the undersigned does hereby appoint Paul J. Leighton and John A. Rasmussen, Jr., and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Post-Effective Amendment to the Registration Statement on Form S-3 of MidAmerican Energy Holdings Company relating to the MidAmerican Energy Company Shareholder Options Plan, Registration No. 33-60549, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.


    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of November 21, 1996.


MIDAMERICAN ENERGY HOLDINGS COMPANY

-------------------------------------------   -------------------------------------------
(Russell E. Christiansen) Chairman and        (Stanley J. Bright) President, Chief
Director                                      Executive Officer and Director

-------------------------------------------   -------------------------------------------
(John W. Aalfs) Director                      (Robert A. Burnett) Director

-------------------------------------------   -------------------------------------------
(Ross D. Christensen) Director                (John W. Colloton) Director

-------------------------------------------   -------------------------------------------
(Frank S. Cottrell) Director                  (Jack W. Eugster) Director

-------------------------------------------   -------------------------------------------
(Mel Foster, Jr.) Director                    (Nolden Gentry) Director

-------------------------------------------   -------------------------------------------
(James M. Hoak, Jr.) Director                 (Richard L. Lawson) Director

-------------------------------------------   -------------------------------------------
(Robert L. Peterson) Director                 (Nancy L. Seifert) Director

                                              /s/ Leonard L. Woodruff
-------------------------------------------   -------------------------------------------
(W. Scott Tinsman) Director                   (Leonard L. Woodruff) Director